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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 7, 2005
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                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-19557               36-3777824
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 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)        Identification No.)


                1955 W. Field Court, Lake Forest, Illinois    60045
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               (Address of principal executive offices)     (Zip Code)


                                 (847) 803-4600
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 7, 2005, we entered into a fifth amendment to our senior secured credit facility with Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the senior lenders, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner.

         The fifth amendment increases the letter of credit subfacility from $10 million to $15 million.

         A copy of the fifth amendment to our senior secured credit facility dated as of October 7, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.




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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Fifth Amendment to Amended and Restated Credit Agreement dated as of October 7, 2005 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
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                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director



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                                  EXHIBIT INDEX





     EXHIBIT                            DESCRIPTION
       NO.

       99.1 Fifth Amendment to Amended and Restated Credit Agreement dated as of October 7, 2005 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.





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